

CIRCOR

Energy
Aerospace & Defense
Industrial

Second Quarter 2018

Investor Review

Presented July 27, 2018

Safe Harbor

CIRCOR

This presentation contains forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this presentation that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR's future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. Important factors that could cause actual results to vary from expectations include, but are not limited to: our ability to respond to competitive developments and to grow our business, both domestically and internationally; changes in the cost, quality or supply of raw materials; our ability to comply with our debt obligations; our ability to successfully implement our acquisition, divesture or restructuring strategies, including our integration of the recently acquired Fluid Handling business; changes in industry standards or government regulations, both in the United States and internationally; and our ability to operate our manufacturing facilities at current or higher levels and respond to increases in manufacturing costs. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

See page 13 for information on the use of non-GAAP financial measures.

Q2 2018 Results

CIRCOR

($ millions, except EPS)

Orders


309
Up
116%
143
Q2 2017
Q2 2018

Organic	18%
Acquisition	96%
FX	3%
Total	116%

Net Revenue


301
Up
99%
151
Q2 2017
Q2 2018

Organic	11%
Acquisition	86%
FX	2%
Total	99%

EPS

GAAP **Adjusted***


$0.54
$0.30
Q2 2017
Q2 2018
$0.39
$0.57
Q2 2017
Q2 2018

EPS: Diluted Earnings Per Share

** Reflects a non-GAAP measure, see CIRCOR's Q2 2018 earnings press release for definitions and a reconciliation to GAAP*

Q2 2018 Orders

CIRCOR

($ millions)

Year-over-Year Comparison

	Industrial				Energy				Aerospace & Defense			
	Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)	
	$	%	$	%	$	%	$	%	$	%	$	%
2017	29.9		121.4		73.1		90.0		39.9		49.7	
Organic	3.3	11%	9.8	8%	19.5	27%	21.4	24%	2.8	7%	8.7	17%
Acquisitions	102.5	343%	-	0%	18.4	25%	-	0%	15.7	39%	-	0%
FX	1.1	4%	5.6	5%	2.2	3%	1.7	2%	1.1	3%	1.1	2%
Total change	106.9	358%	15.4	13%	40.0	55%	23.1	26%	19.5	49%	9.8	20%
2018	136.7		136.7		113.2		113.2		59.4		59.4	

(1) Pro Forma Combined reflects 2017 orders and order changes as though Fluid Handling was acquired January 1, 2017. The 2017 figures reflect a $14.6 transfer of a product line from Aerospace & Defense to Industrial.

Q2 2018 Revenue

($ millions)

Year-over-Year Comparison

	Industrial				Energy				Aerospace & Defense			
	Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)		Reported		Pro Forma Combined (1)	
	$	%	$	%	$	%	$	%	$	%	$	%
2017	29.7		113.0		78.3		96.0		43.3		60.3	
Organic	(0.2)	-1%	13.0	12%	15.8	20%	15.8	16%	1.3	3%	(3.9)	-7%
Acquisitions	100.6	339%	-	0%	17.4	22%	-	0%	11.8	27%	-	0%
FX	1.0	3%	5.1	5%	1.3	2%	1.0	1%	1.1	3%	1.1	2%
Total change	101.4	341%	18.1	16%	34.5	44%	16.8	18%	14.2	33%	(2.8)	-5%
2018	131.1		131.1		112.8		112.8		57.5		57.5	

(1) Pro Forma Combined reflects revenue changes as though Fluid Handling was acquired January 1, 2017

Industrial Segment Highlights

($ millions)

	Q2 2018	Prior Year		YOY Change	
		Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	131.1	29.7	113.0	101.4	18.1
Segment Operating Income	15.0	4.9	12.6	10.1	2.4
Segment Operating Margin	11.5%	16.5%	11.2%	-500 bps	30 bps

Comments
(YOY Pro Forma)

- **Q2 2018 revenues**
  - Increased shipments in Pumps EMEA and North America across most end markets
  - Higher control valve shipments into power in Asia
  - Both aftermarket and new equipment markets healthy
- **Q2 2018 segment operating margin**
  - Restructuring and productivity benefits
  - G&A synergy savings
  - Volume leverage

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Energy Segment Highlights

($ millions)

		Prior Year		YOY Change	
	Q2 2018	Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	112.8	78.3	96.0	34.5	16.8
Segment Operating Income	9.2	8.2	9.2	1.1	-
Segment Operating Margin	8.2%	10.4%	9.6%	-220 bps	-140 bps

Comments
(YOY Pro Forma)

- **Q2 2018 revenues**
  - Distributed Valves up 40%
  - Refinery Valves up approximately 40%
  - Engineered Valves volume down

- **Q2 2018 segment operating margin**
  - Refinery Valves margin expansion
  - Higher costs in Distributed Valves
  - Engineered Valves loss in quarter

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Aerospace & Defense Segment Highlights

CIRCOR

($ millions)

	Q2 2018	Prior Year		YOY Change	
		Reported	Pro Forma Combined	Reported	Pro Forma Combined
Net Revenues	57.5	43.3	60.3	14.2	(2.8)
Segment Operating Income	7.0	4.4	8.0	2.6	(1.0)
Segment Operating Margin	12.2%	10.1%	13.3%	210 bps	-110 bps

Comments
(YOY Pro Forma)

- **Q2 2018 revenues**
  - Higher volumes for commercial fluid control products
  - Lower pump revenues for defense market
- **Q2 2018 segment operating margin**
  - Price increase benefit offset by mix
  - Operational improvements

Note: Pro Forma Combined assumes Fluid Handling was acquired January 1, 2017

Q2 P&L Highlights

($ millions, except EPS)

	Q2 2018			Q2 2017		
	Reported GAAP	Special & Restructuring Charges	Adjusted	Reported GAAP	Special & Restructuring Charges	Adjusted
Net Revenue	301.4	-	301.4	151.2	-	151.2
Operating Income	8.3	16.6	24.8	11.4	0.6	12.0
Net Interest (Expense)	(13.8)	-	(13.8)	(2.2)	-	(2.2)
Other Income (Expense)	3.8	-	3.8	(1.0)	-	(1.0)
Pre-Tax (Loss) Income	(1.7)	16.6	14.8	8.2	0.6	8.9
Benefit from (provision for) income taxes	7.6	(11.1)	(3.4)	0.7	(3.1)	(2.4)
Net Income (Loss)	5.9	5.5	11.4	9.0	(2.5)	6.5
Diluted EPS	0.30		0.57	0.54		0.39

Special & Restructuring Charges	Q2 2018
Charges in Cost of Goods Sold	
Acquisition-related amortization	3.9
Amortization of Fluid Handling PP&E Step Up	1.7
Restructuring Actions	1.0
Charges in SG&A	
Acquisition-related amortization	7.9
Restructuring Actions	2.1
Total Special Charges & Restructuring Charges	16.6

Cash Flow and Debt Position

CIRCOR

($ millions)

	Q2 2018	Q2 2017
Cash Flow from Operations	(2)	3
Capital Expenditures, net	(4)	(2)
Free Cash Flow	(6)	0

	1-Jul-18	1-Apr-18
Total Debt	828	824
Cash and Cash Equivalents	69	68
Net Debt	759	756
Net Debt to Equity	132%	128%

Note: Cash and cash equivalents at April 1, 2018 excludes approximately $55 million which was returned to seller of Fluid Handling in accordance with the terms of the purchase agreement

Q3 Guidance as of July 27, 2018

($ millions, except EPS)

	Q3 2018	
	Low	High
Net Revenue	$ 290	$ 300
Expected Adjusted Earnings Per Share	$ 0.45	$ 0.55
Expected Special / Restructuring Charges per share:		
- Special Charges - M&A amortization related	$(0.54)	$(0.52)
- Restructuring Charges & Special Charges	$(0.14)	$(0.09)

Note: EPS amounts assume 23% tax rate

End Market Overview

CIRCOR

Segment	Trends	Outlook
 Industrial	▪ Continued strong demand for machinery and rotating equipment ▪ Chemical processing strength in N. America and Asia ▪ Global increase in wastewater construction and processing ▪ Energy efficiency initiatives growth	
 Commercial Marine	▪ Shipbuilding demand showing signs of recovery ▪ Expanded global fleet aging, increasing aftermarket demand ▪ Continued growth in trade import and export volume	
 Oil & Gas	▪ Strength in unconventional N. America ▪ Moderate increase in upstream outside N. America ▪ Refining capacity growth in Middle East and Asia Pacific ▪ Refining expansions and upgrades in the Americas	
 Aerospace	▪ Commercial aircraft build rates and backlog at historic highs ▪ Global airline passenger traffic growth ▪ Ramp up of newer programs	


Defense
	▪ Global increases in defense spending
	▪ Key programs to receive increased funding / ramping up
	    ▪ Submarines / aircraft carriers
	    ▪ F35 Joint Strike Fighter
		

Use of Non-GAAP Financial Measures

Within this presentation the Company uses non-GAAP financial measures, including Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt, free cash flow, organic growth and pro forma combined amounts. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company's current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company's current financial results with the Company's past financial results in a consistent manner.

For example:

- *We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.*
- *We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory and fixed-asset step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.*
- *We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives up to 25 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.*
- *We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.*
- *Due to the significance of the Fluid Handling acquisition and to provide a more meaningful comparison of changes in our orders and revenue, we also discuss these changes on a "pro forma organic" basis. Pro forma organic is calculated assuming the Fluid Handling acquisition was completed on January 1, 2017 and excluding the impact of changes in foreign currency exchange rates.*

CIRCOR's management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company's operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.

Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States.
A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's second-quarter 2018 news release available on its website at www.CIRCOR.com.

Figures labeled "Adjusted" exclude certain charges and recoveries. A description of these charges and recoveries and a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in the Company's second-quarter 2018 news release available on its website at www.CIRCOR.com.

APPENDIX

Group Structure

CIRCOR by End Market

Sales Mix

ENERGY


Other
Midstream
Upstream
Downstream

INDUSTRIAL


Other
Marine
Industrial

A&D


Other
Commercial
Defense

Product Lines

ENERGY

Distributed Valves
Refinery Valves
Instrumentation & Sampling
Engineered Valves
Reliability Services

INDUSTRIAL

Industrial EMEA (Pumps & Valves)
Industrial Americas (Pumps & Valves)
Commercial Marine (Pumps)

A&D

Commercial Aerospace
Defense

Note: Based on 2017 pro forma combined revenues